UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: July 30, 2018

National Vision Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-38257 (Commission File Number)	46-4841717 (IRS Employer Identification No.)

2435 Commerce Avenue
Bldg. 2200
Duluth, Georgia 30096-4980
(770) 822-3600
(Address, including zip code, and telephone number,
including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.           ☐

Item 1.01          Entry into a Material Definitive Agreement.

On July 25, 2018, National Vision Holdings, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”), by and among the Company, KKR Vision Aggregator L.P., Berkshire Fund VI, Limited Partnership, Berkshire Investors LLC, Berkshire Investors III LLC and the management selling stockholders named therein (collectively, the “Selling Stockholders”), and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Goldman Sachs & Co. LLC and Jefferies LLC, as representatives of the several underwriters named therein (the “Underwriters”), relating to an underwritten offering of 14,447,698 shares (the “Shares”) of the Company’s common stock, par value $0.01 per share (“Common Stock”), pursuant to the Company’s Registration Statement on Form S-1 (File No. 333-226287), filed on July 23, 2018, and the related Registration Statement on Form S-1 (File No. 333-226346), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, on July 26, 2018. The offering of the Shares was completed on July 30, 2018. Pursuant to the Underwriting Agreement, the Underwriters purchased the Shares at a price of $38.2594 per share. The Company did not receive any proceeds from the offering. Certain of the Selling Stockholders have granted the Underwriters the option to purchase, within 30 days from the date of the Underwriting Agreement, an additional 2,167,154 shares of Common Stock.

The description of the Underwriting Agreement is qualified in its entirety by the terms of such agreement, which is incorporated herein by reference and attached to this report as Exhibit 1.1.

Item 9.01          Financial Statements and Exhibits.

(d)        Exhibits.

See the Exhibit Index immediately preceding the signature page hereto, which is incorporated herein by reference.

EXHIBIT INDEX

Exhibit No.	Description
1.1
Underwriting Agreement, dated July 25, 2018, by and among National Vision Holdings, Inc., the Selling Stockholders named therein and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Goldman Sachs & Co. LLC and Jefferies LLC, as representatives of the several underwriters named therein.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

National Vision Holdings, Inc.

Date: July 30, 2018	By:	/s/ Mitchell Goodman
	Name:	Mitchell Goodman
	Title:	Senior Vice President, General Counsel and Secretary